                                                                    Exhibit 99.2

                                CacheFlow Inc.
         Unaudited Pro Forma Condensed Combining Financial Information


The unaudited pro forma condensed combining financial information for CacheFlow, Inc. ("CacheFlow") set forth below gives effect to the acquisition of Entera, Inc. ("Entera"). The historical financial information has been derived from, and is qualified by reference to, the consolidated financial statements of CacheFlow included in its Form 10-K for the year ended April 30, 2000 and in its Quarterly Report on Form 10-Q for the six months ended October 31, 2000, filed with the Securities and Exchange Commission, and the financial statements of Entera included elsewhere as an exhibit to this Current Report on Form 8-K/A, and should be read in conjunction with those financial statements and the notes thereto.

The unaudited pro forma condensed combining statement of operations for the year ended April 30, 2000 and the six months ended October 31, 2000 set forth herein, gives effect to the acquisition of Entera as if it occurred on May 1, 1999. To derive this information, it is necessary to adjust Entera's audited consolidated income statement for the year ended December 31, 1999 to an annual basis that is within 93 days of CacheFlow's year-end. For the year ending April 30, 2000, this was accomplished by subtracting Entera's operations for the three-month period January 1, 1999 to March 31, 1999 from the operations reported by Entera as included in its audited financial statements for the year ended December 31, 1999 and adding Entera's operations for the three month period January 1, 2000 to March 31, 2000. For the six month period ended October 31, 2000, Entera's historical pro forma income statement is derived from Entera's operations for the six-month period April 1, 2000 to September 30, 2000.

The pro forma statement of operations also reflects the acquisition of SpringBank Networks, Inc. ("SpringBank"), which occurred on June 5, 2000, as if this acquisition had occurred at the beginning of the periods. The SpringBank acquisition was previously reported on Form 8-K filed by the Company.

The unaudited pro forma condensed combining balance sheet as of October 31, 2000 herein gives effect to the acquisition of Entera assuming it occurred on that date. The historical Entera balance sheet is presented as of September 30, 2000, which is the latest quarter-end balance sheet date available for that entity. The SpringBank acquisition, which was consummated on June 5, 2000, is fully reflected in CacheFlow's October 31, 2000 balance sheet and is therefore not presented in a separate historical column.

The unaudited pro forma condensed combining financial information does not purport to represent what the consolidated results of operations or financial condition of CacheFlow would actually have been if the Entera acquisition had in fact occurred on such dates or the future consolidated results of operations or financial condition of CacheFlow.

                                CacheFlow Inc.
            Unaudited Pro Forma Condensed Combining Balanced Sheet

                               October 31, 2000
                                (In thousand)

                                                                                                  Pro Forma
                                                                  Historical                       Business
                                                    ---------------------------------------
                                                                                                 Combination     Pro Forma
                                                     CacheFlow      Entera       Combined        Adjustments      Combined
                                                    ------------   --------     -----------     --------------  ------------
ASSETS

Current assets:
   Cash and cash equivalents                         $  46,049     $ 16,950     $  62,999           $      -     $  62,999
   Short-term investments                               68,666                     68,666                  -        68,666
   Accounts receivable, net                             15,507           20        15,527                  -        15,527
   Inventories                                           7,520           19         7,539                  -         7,539
   Deferred costs                                            -          500           500   (1)         (500)            -
   Prepaid expenses and other current assets             1,313          358         1,671   (1)          (20)        1,651
                                                     ---------     --------     ---------           --------     ---------
Total current assets                                   139,055       17,847       156,902               (520)      156,382

Long-term investments                                        -        2,459         2,459                  -         2,459
Property and equipment, net                              8,133        2,319        10,452   (1)       (1,540)        8,912
Goodwill, net                                          152,419            -       152,419   (1)      359,273       511,692
Other assets                                             1,205          205         1,410                  -         1,410
                                                     ---------     --------     ---------           --------     ---------
Total assets                                         $ 300,812     $ 22,830     $ 323,642           $357,213     $ 680,855
                                                     =========     ========     =========           ========     =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                  $   7,955     $    975     $   8,930           $      -     $   8,930
   Accrued payroll and related benefits                  4,736            -         4,736   (1)          748         5,484
   Deferred revenue                                      4,324          300         4,624                  -         4,624
   Other accrued liabilities                             5,292        1,056         6,348   (1)        1,075        23,586
                                                                                            (1)       16,163
                                                     ---------     --------     ---------           --------     ---------
Total current liabilities                               22,307        2,331        24,638             17,986        42,624

Other long-term liabilities                                630            -           630                  -           630
Long-term obligations, less current portion                  -          109           109                  -           109
                                                     ---------     --------     ---------           --------     ---------
Total liabilities                                       22,937        2,440        25,377             17,986        43,363

Convertible redeemable preferred stock                       -       43,750        43,750   (5)      (43,750)            -

Stockholders' equity:
   Common stock                                              4           12            16   (5)          (12)            4
   Additional paid-in capital                          445,604       15,887       461,491   (1)      410,802       856,406
                                                                                            (5)      (15,887)
   Notes receivable from stockholders                   (3,756)      (1,477)       (5,233)  (1)          100        (5,133)
   Deferred stock compensation                         (29,155)     (10,714)      (39,869)  (1)      (17,608)      (46,763)
                                                                                            (5)       10,714
   Accumulated other comprehensive loss                    (12)      (1,541)       (1,553)  (5)        1,541           (12)
   Accumulated deficit                                (133,755)     (25,527)     (159,282)  (5)       25,527      (165,955)
                                                                                            (1)      (32,200)
   Treasury stock at cost                               (1,055)           -        (1,055)                 -        (1,055)
                                                     ---------     --------     ---------           --------     ---------
Total stockholders' equity                             277,875      (23,360)      254,515            382,977       637,492
                                                     ---------     --------     ---------           --------     ---------
Total liabilities and stockholders' equity           $ 300,812     $ 22,830     $ 323,642           $357,213     $ 680,855
                                                     =========     ========     =========           ========     =========


  See accompanying notes to unaudited pro forma condensed combining financial information.

                                CacheFlow Inc.
        Unaudited Pro Forma Condensed Combining Statement of Operations

                          Year Ended April 30, 2000
                     (in thousands except per share data)

                                                                Historical                              Pro Forma
                                          -------------------------------------------------------
                                                                                                        Business
                                                         SpringBank                                    Combination       Pro Forma
                                          CacheFlow       Networks       Entera       Combined         Adjustments        Combined
                                          ----------     -----------   ----------    ------------     --------------    ------------
Net sales                                 $ 29,277       $      -      $    348      $ 29,625         $        -         $  29,625
Cost of goods sold                          11,212              -           801        12,013                  -            12,013
                                          --------       --------      --------      --------         ----------         ---------
Gross profit (loss)                         18,065              -          (453)       17,612                  -            17,612

Operating expenses:
   Research and development                  9,646            539         4,387        14,572                  -            14,572
   Sales and marketing                      28,903             73         2,763        31,739                  -            31,739
   General and administrative                4,757             32         1,590         6,379                  -             6,379
   Stock compensation                       38,405            404           364        39,173   (3)       11,737            50,910
   Goodwill amortization                         -              -             -             -   (2)      178,754           178,754
                                          --------       --------      --------      --------         ----------         ---------
Total operating expenses                    81,711          1,048         9,104        91,863            190,491           282,354

                                          --------       --------      --------      --------         ----------         ---------
Operating loss                             (63,646)        (1,048)       (9,557)      (74,251)          (190,491)         (264,742)
Interest income, net                         3,033              5           381         3,419                  -             3,419
                                          --------       --------      --------      --------         ----------         ---------

Net loss before income taxes               (60,613)        (1,043)       (9,176)      (70,832)          (190,491)         (261,323)
Provision for income taxes                     (73)             -             -           (73)                 -               (73)
                                          --------       --------      --------      --------         ----------         ---------

Net loss                                   (60,686)        (1,043)       (9,176)      (70,905)          (190,491)         (261,396)
Accretion of preferred stock                (1,967)             -             -        (1,967)                 -            (1,967)
                                          --------       --------      --------      --------         ----------         ---------

Net loss available to common stockholders $(62,653)      $(1,043)      $(9,176)      $(72,872)        $ (190,491)        $(263,363)
                                          ========       =======       =======       ========         ==========         =========

Basic and diluted net loss per share      $  (3.31)                                                                      $  (10.62)
                                          ========                                                                       =========
Shares used in computing basic and
 diluted net loss per share                 18,935                                                                    (4)   24,793
                                          ========                                                                       =========

  See accompanying notes to unaudited pro forma condensed combining financial information.

                                CacheFlow Inc.
        Unaudited Pro Forma Condensed Combining Statement of Operations

                       Six Months Ended October 31, 2000
                     (in thousands except per share data)

                                                                    Historical                              Pro Forma
                                            -----------------------------------------------------------
                                                                                                            Business
                                                               SpringBank                                  Combination    Pro Forma
                                               CacheFlow        Networks         Entera      Combined      Adjustments    Combined
                                            --------------   --------------    ---------   ------------  --------------  -----------

Net sales                                      $  54,993        $      --      $   2,610    $  57,603      $      --      $  57,603
Cost of goods sold                                20,191               --          5,814       26,005             --         26,005
                                               ---------        ---------      ---------    ---------      ---------      ---------
Gross profit                                      34,802               --         (3,204)      31,598             --         31,598

Operating expenses:
   Research and development                       10,246            5,995          4,444       20,685             --         20,685
   Sales and marketing                            31,338              204          3,813       35,355             --         35,355
   General and administrative                      4,566            1,390          1,642        7,598             --          7,598
   Stock compensation                             18,565            2,181          2,446       23,192 (3)      7,461         30,653
   Goodwill amortization                          24,581               --             --       24,581 (2)     64,796         89,377
                                               ---------        ---------      ---------    ---------      ---------      ---------
Total operating expenses                          89,296            9,770         12,345      111,411         72,257        183,668

                                               ---------        ---------      ---------    ---------      ---------      ---------
Operating loss                                   (54,494)          (9,770)       (15,549)     (79,813)       (72,257)      (152,070)
Interest income, net                               3,713                2            722        4,437             --          4,437
                                               ---------        ---------      ---------    ---------      ---------      ---------

Net loss before income taxes                     (50,781)          (9,768)       (14,827)     (75,376)       (72,257)      (147,633)
Provision for income taxes                          (169)              --             --         (169)            --           (169)
                                               ---------        ---------      ---------    ---------      ---------      ---------

Net loss                                       $ (50,950)       $  (9,768)     $ (14,827)   $ (75,545)     $ (72,257)     $(147,802)
                                               =========        =========      =========    =========      =========      =========

Basic and diluted net loss per share           $   (1.52)                                                                 $   (3.80)
                                               =========                                                                  =========
Shares used in computing basic and diluted
   net loss per share                             33,517                                                              (4)    38,909
                                               =========                                                                  =========

  See accompanying notes to unaudited pro forma condensed combining financial information.

                                CacheFlow, Inc
    Notes to Unaudited Pro Forma Condensed Combining Financial Information

CacheFlow consummated the acquisition of Entera on December 15, 2000 in a transaction accounted for as a purchase. Total purchase consideration was approximately $411.9 million, consisting of approximately 3.4 million shares of CacheFlow common stock with a fair market value of approximately $370.8 million, the assumption of 0.4 million outstanding stock options with a fair value of approximately $40 million, and transaction costs totaling approximately
$1.1 million. The purchase price adjustments in the schedules also include the write-down of fixed assets and deferred costs and the assumption of certain liabilities.

CacheFlow also acquired SpringBank on June 5, 2000 in a transaction accounted for as a purchase. The total purchase consideration was approximately $177 million consisting of approximately 2.7 million shares of CacheFlow common stock with a fair value of approximately $163.7 million and the assumption of outstanding stock options with a fair value of approximately $4.6 million, assumed liabilities of approximately $7 million and transaction costs of approximately $1.7 million.

Pro forma adjustments for the unaudited pro forma condensed combining financial information are as follows:

     1. To reflect the prelimnary allocation of the Entera purchase cost: The total estimated purchase price for the acquisition has been allocated to assets and liabilities based on management's best estimates of their fair values with the excess costs over the net assets assumed allocated to goodwill. For the SpringBank and Entera acquisitions, the preliminary allocation has resulted in goodwill of approximately $177 million and $359.3 million, respectively, which is being amortized on a straight-line basis over three years. This allocation is subject to change pending a final analysis of the value of the assets acquired and liabilities assumed. For the Entera acquisition, a non-cash in-process research and development charge of $32.2 million is recorded as an adjustment to retained earnings. This charge was not included in the pro forma income statement presentations since it is considered a non-recurring charge. Cacheflow will record the charge in the three months ended January 31, 2001.

     2.   To reflect amortization of goodwill resulting from the acquisitions:
          Goodwill amortization for the Entera acquisition is approximately $119.8 million for the twelve months ended April 30, 2000 and $59.9 million for the six months ended October 31, 2000. Goodwill amortization for the SpringBank acquisition is approximately $59 million for the twelve months ended April 30, 2000 and $29.5 million for the six months ended October 31, 2000 ($24.6 million of which is included in the historical CacheFlow presentation).

     3. To reflect the amortization of deferred stock compensation associated with the assumption of Entera unvested stock options and unvested stock: A portion of the intrinsic value of the unvested options amounting to $17.6 million has been allocated to deferred stock compensation and will be amortized over the remaining vesting periods of the related unvested options.

     4. In connection with the SpringBank and Entera acquisitions, basic and diluted net loss per share for the twelve months ended April 30, 2000 and the six months ended October 31, 2000 have been adjusted to reflect the issuance of approximately 2.7 million shares and 3.4 million shares of CacheFlow common stock, as if these shares had been outstanding for the entire periods presented. Dilutive options, warrants, and shares subject to repurchase are excluded from the computation, as their inclusion would be antidilutive.

     5. To reflect the elimination of the historical convertible redeemable preferred stock and stockholders' equity accounts of Entera.